UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2025 (June 16, 2025)

Commerce Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Missouri	001-36502	43-0889454
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)
of incorporation

1000 Walnut, Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

(816) 234-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2025, Commerce Bancshares, Inc., a Missouri corporation (“Commerce”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CBI-Kansas, Inc., a Kansas corporation and direct wholly owned subsidiary of Commerce (“CBI-Kansas”), and FineMark Holdings, Inc., a Florida corporation (“FineMark”). The Merger Agreement provides that, upon the terms and conditions set forth therein, FineMark will merge with and into CBI-Kansas (the “Merger”), with CBI-Kansas continuing as the surviving corporation in the Merger. Promptly following the Merger, FineMark National Bank & Trust, a nationally-chartered commercial bank and trust company and wholly owned subsidiary of FineMark, will merge with and into Commerce Bank, a Missouri state-chartered trust company and wholly owned subsidiary of CBI-Kansas (the “Bank Merger”), with Commerce Bank continuing as the surviving bank in the Bank Merger. The boards of directors of each of Commerce, CBI-Kansas and FineMark have approved the Merger Agreement.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, $0.01 par value per share, of FineMark (“FineMark Common Stock”) issued and outstanding immediately prior to the Effective Time and (ii) each share of 7.25% Series B Non-Cumulative Perpetual Convertible Preferred Stock (“FineMark Preferred Stock”) issued and outstanding immediately prior to the Effective Time (on an as-converted-to-FineMark Common Stock basis in accordance with the Certificate of Designation of the FineMark Preferred Stock) (other than certain excluded shares as described in the Merger Agreement, including FineMark Common Stock held by a holder who has properly exercised dissenters’ rights in respect of such shares) will be converted into the right to receive 0.690 of a share (the “Exchange Ratio”) of common stock, par value $5.00 per share, of Commerce (“Commerce Common Stock”) and cash in lieu of fractional shares.

Treatment of FineMark Equity Awards

Pursuant to the Merger Agreement, at the Effective Time, each option to purchase shares of FineMark Common Stock (“FineMark Option”) granted under FineMark’s equity compensation plans that is outstanding immediately prior to the Effective Time will fully vest (to the extent unvested) and be cancelled and converted into the right to receive from Commerce a cash payment equal to the product of (i) the number of shares of FineMark Common Stock subject to such FineMark Option as of immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (A) the cashout price of such FineMark Option (as specified in the Merger Agreement) over (B) the exercise price per share of FineMark Common Stock subject to such FineMark Option as of immediately prior to the Effective Time. If the per share exercise price of a FineMark Option that is outstanding as of immediately prior to the Effective Time is equal to or greater than the cashout price of such FineMark Option (as specified in the Merger Agreement), such FineMark Option will be cancelled at the Effective Time for no consideration.

The Merger Agreement also provides that, on the Closing Date (as defined in the Merger Agreement) but prior to the Effective Time, the outstanding restricted stock units (“FineMark RSUs”) granted under FineMark’s equity compensation plans will be cancelled and terminated and, in full satisfaction thereof, each such FineMark RSU will receive one share of FineMark Common Stock, which will then convert into fully vested shares of Commerce Common Stock in accordance with the Exchange Ratio.

Notwithstanding the above, unless otherwise determined by Commerce, FineMark RSUs that are granted on or after the date of the Merger Agreement but prior to the Closing Date (which FineMark RSUs may be granted only under certain circumstances) will not become vested at the Effective Time, and instead will either convert into a restricted stock unit or restricted stock award of Commerce covering a number of shares of Commerce Common Stock (rounded to the nearest whole share) equal to the number of shares of FineMark Common Stock subject to such FineMark RSU award immediately prior to the Effective Time multiplied by the Exchange Ratio, or will be cancelled and terminated at the Effective Time in exchange for a replacement restricted stock unit or restricted stock award of Commerce covering a number of shares of Commerce Common Stock (rounded to the nearest whole share) equal to the number of shares of FineMark Common Stock subject to such FineMark RSU award immediately prior to the Effective Time multiplied by the Exchange Ratio.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both Commerce and FineMark with respect to its and its respective subsidiaries’ businesses. Each party has also agreed to customary covenants, including, in the case of FineMark, covenants relating to: (i) the conduct of FineMark’s business during the interim period between the execution of the Merger Agreement and the Effective Time; (ii) the obligation of FineMark to call a meeting of its shareholders to approve the Merger Agreement by the affirmative vote of a majority of the votes entitled to be cast thereon (“FineMark Shareholder Approval”) and, subject to certain customary exceptions, the obligation of the board of directors of FineMark to recommend that its shareholders approve the Merger Agreement and the transactions contemplated thereby; and (iii) the customary non-solicitation obligations of FineMark relating to alternative acquisition proposals. Commerce and FineMark have also agreed to use their reasonable best efforts to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement. Notwithstanding such general obligation to obtain such consents of governmental entities, Commerce is not required, and FineMark is not permitted without Commerce’s consent, to take any action that would reasonably be expected to have a material and adverse effect on the business, properties, assets, liabilities, results of operations or financial condition of Commerce and its subsidiaries, taken as a whole, or FineMark and its subsidiaries, taken as a whole (in each case, measured on a scale relative to FineMark and its subsidiaries, taken as a whole) after giving effect to the Merger (a “Materially Burdensome Regulatory Condition”).

Conditions to the Merger

The completion of the Merger is subject to the satisfaction or waiver of customary conditions, including: (i) the receipt of FineMark Shareholder Approval; (ii) the filing of a notification of listing of the shares of Commerce Common Stock to be issued in the Merger with Nasdaq and non-objection by Nasdaq to such listing; (iii) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the Missouri Division of Finance, without such approvals having resulted in the imposition of a Materially Burdensome Regulatory Condition; (iv) the effectiveness of the registration statement on Form S-4 relating to the shares of Commerce Common Stock to be issued in the Merger and no stop order, or related proceedings, suspending the effectiveness of the S-4 will have been initiated or threatened; and (v) the absence of any law, order, injunction or decree or other legal restraint prohibiting or making illegal the consummation of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement, and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Commerce’s obligation to complete the Merger is also subject to the conditions that (a) holders of not more than 10% of the outstanding shares of FineMark Common Stock have properly exercised their dissenters' rights under Florida law and (b) the absence of a material adverse effect with respect to FineMark since the execution of the Merger Agreement.

Termination; Termination Fee

The Merger Agreement provides certain termination rights for both Commerce and FineMark and further provides that a termination fee of $24,000,000 will be payable by FineMark in the event that the Merger Agreement is terminated under certain circumstances.

Additional Information

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Commerce or FineMark, their respective affiliates, or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Commerce and FineMark, their respective affiliates, and their respective businesses and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of FineMark and prospectus of Commerce that will be filed with the Securities and Exchange Commission (“SEC”) as well as the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings Commerce makes with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Voting and Support Agreements

As an inducement for each of Commerce and FineMark to enter into the Merger Agreement, certain officers, directors and shareholders of FineMark have entered into a Voting and Support Agreement with Commerce and FineMark (the “Voting Agreements”), pursuant to which each such shareholder has agreed, among other things, to vote his or her shares of FineMark Common Stock in favor of the approval of the Merger Agreement. Subject to certain exceptions, each such shareholder has also agreed not to transfer such shares of FineMark Common Stock without the prior written consent of Commerce. The Voting Agreements automatically terminate upon the earlier of the termination of the Merger Agreement or the Effective Time. The Voting Agreements are each substantially in the form included as Exhibit A to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of June 16, 2025, by and among Commerce Bancshares, Inc., CBI-Kansas, Inc. and FineMark Holdings, Inc.*

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Commerce Bancshares, Inc. (“Commerce”) and FineMark Holdings, Inc. (“FineMark”) (the “Proposed Transaction”), the plans, objectives, expectations and intentions of Commerce and FineMark, the expected timing of completion of the Proposed Transaction, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements.

Factors that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this communication, the occurrence of any event, change or other circumstances that could give rise to the right of Commerce or FineMark to terminate the definitive merger agreement governing the terms and conditions of the Proposed Transaction; the outcome of any legal proceedings that may be instituted against Commerce or FineMark; the possibility that revenue or expense synergies or the other expected benefits of the Proposed Transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Commerce and FineMark do business, or other unexpected factors or events; the possibility that the Proposed Transaction may not be completed when expected or at all because required regulatory, shareholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Commerce or FineMark or the expected benefits of the Proposed Transaction); the risk that Commerce is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the Proposed Transaction; the dilution caused by Commerce’s issuance of common stock in connection with the Proposed Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Proposed Transaction; and other factors that may affect the future results of Commerce and FineMark, including continued pressures and uncertainties within the banking industry and Commerce’s and FineMark’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Commerce or FineMark operate, and legislative, regulatory, and fiscal policy changes and related compliance costs.

These factors are not necessarily all of the factors that could cause Commerce’s or FineMark’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Commerce’s or FineMark’s results.

Further information regarding Commerce and factors that could affect the forward-looking statements contained herein can be found in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and at Investor.Commercebank.com, and in other documents Commerce files with the SEC.

All forward-looking statements attributable to Commerce or FineMark, or persons acting on Commerce’s or FineMark’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Commerce and FineMark do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Commerce or FineMark update one or more forward-looking statements, no inference should be drawn that Commerce or FineMark will make additional updates with respect to those or other forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Proposed Transaction, Commerce will file with the SEC a Registration Statement on Form S-4 to register the shares of Commerce common stock to be issued in connection with the Proposed Transaction that will include a proxy statement of FineMark and a prospectus of Commerce (the “proxy statement/prospectus”), as well as other relevant documents concerning the Proposed Transaction. The definitive proxy statement/prospectus will be sent to the shareholders of FineMark seeking their approval of the Proposed Transaction and other related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF FINEMARK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC BY COMMERCE IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about the Proposed Transaction, Commerce and FineMark, without charge, at the SEC’s website, http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Commerce’s Investor Relations via email at matthew.burkemper@commercebank.com or by telephone at (314) 746-7485, or to FineMark's Investor Relations via email at investorrelations@finemarkbank.com or by telephone at (239) 461-3850.

PARTICIPANTS IN THE SOLICITATION

Commerce, FineMark and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FineMark in connection with the Proposed Transaction under the rules of the SEC. Information regarding Commerce’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Commerce’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 25, 2025; in the sections entitled “Security Ownership of Certain Beneficial Owners and Management,” “Composition of the Board, Board Diversity and Director Qualifications,” “Corporate Governance” “Compensation Discussion and Analysis” and “Executive Compensation,” in Commerce’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 14, 2025; and other documents filed by Commerce with the SEC. To the extent holdings of Commerce common stock by the directors and executive officers of Commerce have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Proposed Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Paul A. Steiner
Paul A. Steiner
Controller (Chief Accounting Officer)

Date: June 17, 2025